Filed Pursuant to Rule 497(a)

Registration No. 333-230014

Rule 482ad

[TEXT OF COMMUNICATION SENT VIA BLOOMBERG]

PennantPark Investment Corporation (Ticker: PNNT), expected rating of BBB from Egan-Jones, has asked Raymond James, J.P Morgan Securities, Keefe, Bruyette & Woods, A Stifel Company, and Truist Securities to arrange a series of fixed-income investor calls. The calls will take place on Monday, April 12th and Tuesday, April 13th, 2021. Raymond James will coordinate logistics and an investor presentation will be made available. A transaction may follow subject to market conditions.

The Company will be represented by:

Art Penn – Chief Executive Officer

Aviv Efrat – Chief Financial Officer & Treasurer

Terence Clerkin — Managing Director

Call Schedule

Monday, April 12th

1:00PM – 2:00PM ET

3:00PM – 4:00PM ET

Tuesday, April 13th

12:00PM – 1:00PM ET

1:30PM – 2:30PM ET

This announcement is for your information only and is not intended to be distributed to or reviewed by anyone other than you. This announcement does not constitute an offer to sell or the solicitation of an offer to buy any securities of PennantPark Investment Corporation, nor shall there be any sale of securities in any jurisdiction in which any offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such jurisdiction.

If PennantPark Investment Corporation were to conduct an offering of securities in the future, it would be made under PennantPark Investment Corporation’s registration statement filed with the Securities and Exchange Commission (“SEC”) and only by means of a prospectus supplement and accompanying prospectus relating to that offering. Investors are advised to carefully consider the investment objectives, risks and charges and expenses of PennantPark Investment Corporation before investing. When available, a copy of the prospectus supplement and accompanying prospectus, as well as any final term sheet relating to such transaction, will contain this and other information about PennantPark Investment Corporation and can be obtained from the SEC’s website at http://www.sec.gov, from the underwriters of that offering or from PennantPark Investment Corporation. You are advised to obtain a copy of the prospectus supplement and accompanying prospectus and to carefully review the information contained or incorporated by reference therein before making any investment decision.

A securities rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time.

ANY DISCLAIMERS OR OTHER NOTICES THAT MAY APPEAR BELOW ARE NOT APPLICABLE TO THIS COMMUNICATION AND SHOULD BE DISREGARDED (OTHER THAN ANY STATEMENT RELATING TO THE IDENTITY OF THE LEGAL ENTITY AUTHORIZING OR SENDING THIS COMMUNICATION IN A NON-US JURISDICTION). SUCH DISCLAIMERS OR OTHER NOTICES WERE AUTOMATICALLY GENERATED AS A RESULT OF THIS COMMUNICATION HAVING BEEN SENT VIA BLOOMBERG OR ANOTHER EMAIL SYSTEM.